Exhibit 21.1

Subsidiaries of Woodbridge Holdings Corporation	State or Other Jurisdiction of Incorporation, Organization or Formation
BankAtlantic Venture Partners 1, LLC	Florida
BankAtlantic Venture Partners 2, LLC	Florida
BankAtlantic Venture Partners 3, LLC	Florida
BankAtlantic Venture Partners 4, LLC	Florida
BankAtlantic Venture Partners 7, Inc	Florida
BankAtlantic Venture Partners 8, Inc	Florida
BankAtlantic Venture Partners 9, Inc	Florida
BankAtlantic Venture Partners 10, Inc	Florida
BankAtlantic Venture Partners 14, Inc	Florida
BankAtlantic Venture Partners 15, Inc	Florida
Carolina Oak Homes, LLC	So. Carolina
Core Communities, LLC	Florida
Cypress Creek Capital Holdings, LLC	Florida
Cypress Creek Holding, LLC	Delaware, Florida (as a foreign LLC)
Levitt Commercial, LLC	Florida
Levitt Insurance Service, LLC	Florida
Woodbridge Capital Corporation	Florida
Woodbridge Equity Fund, LLLP	Florida
Woodbridge Equity Fund II, LLP	Florida
Snapper Creek Equity Management, LLP	Florida
Woodbridge Financial, LLC	Florida

Subsidiaries of Levitt Commercial, LLC	State or Other Jurisdiction of Incorporation, Organization or Formation
Levitt Commercial Andrews, LLC	Florida
Levitt Commercial Boynton Commerce Center, LLC	Florida
Levitt Commercial High Ridge II, LLC	Florida
Levitt Commercial High Ridge, LLC	Florida
Levitt Commercial Sawgrass, LLC	Florida
Levitt Commercial Development LLC	Florida
Levitt Village at Victoria Park, LLC	Florida

Subsidiaries of Levitt Commercial Development, LLC	State or Other Jurisdiction of Incorporation, Organization or Formation
Levitt Commercial Construction, LLC	Florida

Subsidiaries of Core Communities, LLC	State or Other Jurisdiction of Incorporation, Organization or Formation
Core Commercial Group, LLC	Florida
Core Commercial Realty, LLC	Florida
Core Communities of South Carolina, LLC (f/k/a Core Communities S.C. Operations, LLC)	So. Carolina
Horizons Acquisition 5, LLC	Florida
Horizons Acquisition 7, LLC	Florida
Horizons St. Lucie Development, LLC	Florida
Lake Charles Development Company, LLC	Florida
Somerset Realty, LLC	Florida
St. Lucie Farms, LLC	Florida
St. Lucie West Development Company, LLC	Florida
Tradition Brewery, LLC	Florida
Tradition Construction, LLC	Florida
Tradition Development Company, LLC	Florida
Tradition Health & Fitness LLC	Florida
Tradition Irrigation Company, LLC	Florida
Tradition Mortgage, LLC	Florida
Tradition Outfitters, LLC	Florida
Tradition Title Company, LLC	Florida
Tradition Village Center, LLC	Florida
Core Development Company, LLC	Mississippi
Core Asset Advisors, LLC	Florida

Subsidiaries of Core Commercial Group, LLC	State or Other Jurisdiction of Incorporation, Organization or Formation
The Landing Holding Company, LLC	Florida
Landing Phase II, LLC (f/k/a Town Hall at Tradition, LLC)	Florida

Subsidiaries of Core Commercial Realty, LLC	State or Other Jurisdiction of Incorporation, Organization or Formation
Tradition Realty, LLC	Florida
Tradition Referral, LLC	Florida

Subsidiaries of Core Communities of South Carolina, LLC (S.C. LLC)	State or Other Jurisdiction of Incorporation, Organization or Formation
Tradition of South Carolina Commercial Development, LLC	South Carolina
Tradition of South Carolina Construction, LLC	South Carolina

Tradition of South Carolina Development Company, LLC	South Carolina
Tradition of South Carolina Irrigation Company, LLC	South Carolina
Tradition Hilton Head Realty, LLC (f/k/a Tradition of South Carolina Realty, LLC)	South Carolina
Tradition of South Carolina Village Center, LLC	South Carolina
Tradition National Golf Club, LLC (f/k/a TSCG Club, LLC)	South Carolina
Tradition Hilton Head, LLC	South Carolina

Subsidiaries of Horizons St. Lucie Development, LLC	State or Other Jurisdiction of Incorporation, Organization or Formation
Tradition Research Park, LLC	Florida
Florida Center for Innovation at Tradition, LLC	Florida
Village Pointe at Tradition, LLC	Florida

Subsidiaries of The Landing Holding Company, LLC	State or Other Jurisdiction of Incorporation, Organization or Formation
The Landing at Tradition Development Company, LLC	Florida

Subsidiaries of Tradition Development Company, LLC	State or Other Jurisdiction of Incorporation, Organization of Formation
Tradition Outlet, LLC	Florida
Tradition House, LLC	Florida

Partnerships of Woodbridge Capital Corporation	State or Other Jurisdiction of Incorporation, Organization or Formation
Woodbridge Equity Fund, LLLP	Florida